SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 28, 2024

IONIS PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)
000-19125		33-0336973
(Commission File No.)		(IRS Employer Identification No.)

2855 Gazelle Court
Carlsbad, CA 92010
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (760) 931-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.001 Par Value	“IONS”	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                        ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 29, 2024, Ionis Pharmaceuticals, Inc. (“Ionis” or the “Company”) announced Kyle Jenné has rejoined Ionis as executive vice president, commercial, to lead all aspects of commercialization at the Company.

In addition, the Company announced Onaiza Cadoret-Manier, executive vice president, chief global product strategy and operations officer, is leaving the company to pursue another opportunity. To support the transition, Ms. Cadoret-Manier will remain in a full-time capacity through March 15, 2024, after which she will serve as an advisor to the Company for a period of time.

Ionis thanks Ms. Cadoret-Manier for her vision and contributions in establishing Ionis’ foundational commercial organization and capabilities over the last four years as Ionis evolved into a fully integrated biopharmaceutical company.

Item 1.01.	Entry Into a Material Definitive Agreement.

On February 28, 2024, Ionis and Ms. Cadoret-Manier entered into an advisory services agreement (the “Advisory Services Agreement”) pursuant to which Ms. Cadoret-Manier will provide advisory services to the Company.

Under the Advisory Services Agreement, Ms. Cadoret-Manier will receive a flat monthly fee of $12,500 through September 30, 2024, and thereafter a flat monthly fee of $6,250.

The term of the Advisory Services Agreement will begin on March 15, 2024, and will continue through January 10, 2025, but may be terminated earlier by the Company for cause (as defined in the Advisory Services Agreement) or by Ms. Cadoret-Manier with 60 days advance written notice.

The foregoing summary of the Advisory Services Agreement does not purport to be complete and is qualified in its entirety by reference to the Advisory Services Agreement, which will be attached as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2024.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ionis Pharmaceuticals, Inc.

Dated: February 29, 2024	By:	/s/ Patrick R. O’Neil
Patrick R. O’Neil
Executive Vice President, Chief Legal Officer and General Counsel